EXHIBIT 99.1
GIANT INDUSTRIES, INC.
NEWS RELEASE

Contact: Mark B. Cox
         Executive Vice President, Treasurer, & Chief Financial Officer Giant Industries, Inc.
         (480) 585-8888

FOR IMMEDIATE RELEASE

February 27, 2007

          GIANT INDUSTRIES, INC. ANNOUNCES 2006 OPERATING RESULTS
                     AND SHAREHOLDER APPROVAL OF MERGER

Scottsdale, Arizona, February 27, 2007 - Giant Industries, Inc. [NYSE: GI] announced today full year 2006 net earnings of $82.8 million or $5.64 per diluted share versus net earnings of $103.9 million or $7.62 per diluted share in 2005. For the fourth quarter of 2006, net earnings were $1.8 million or $0.12 per diluted share compared to net earnings of $26.6 million or $1.82 per diluted share for the fourth quarter of 2005.

Fred Holliger, Giant's Chief Executive Officer, commented, "While 2006 net earnings were by far the second best year in our Company's history, results were hampered by operating problems in our refining operations. Our fourth quarter 2006 earnings were negatively impacted by outages at our Ciniza refinery and our Yorktown refinery that significantly impacted our operating results. All units at our Ciniza refinery are now back operating with the exception of a portion of the diesel hydrotreater. We currently believe that the unit will resume full operations in early April. All units at our Yorktown refinery are now back in operation."

"On a positive note, both our retail and wholesale business units continued good growth trends. Our retail operations achieved growth in excess of 4% in merchandise sales and fuel volumes on a comparable store basis in 2006 compared to the prior year. On top of this growth, merchandise sales increased by approximately 6% and fuel volumes increased in excess of 11% as a result of the two retail acquisitions that we completed in the last 18 months. This sales growth combined with stable fuel and merchandise margins resulted in an approximate $3.4 million improvement in operating income over the prior year level. Within our wholesale operations, we continued to experience growth in wholesale and cardlock fuel volumes, as well as lubricant sales. Our operating income was; however, lower by approximately $2.4 million compared to the prior year level as a result of lower fuel and lubricant margins. It is also worth noting, that we recently completed another acquisition of a privately-owned wholesale distribution company that should provide additional growth opportunities for our wholesale group in 2007."

Commenting on first quarter operations, Holliger said, "Our current refining margins are stronger than the same time last year, as demand for gasoline and diesel has been strong at Yorktown and in our Four Corners' market. In our retail operations, we are continuing to achieve growth in both fuel volumes and merchandise sales on a comparable store basis. While fuel margins started the year stronger than typically seen in the winter months, recent increases in fuel costs have eroded fuel margins to lower levels than we realized at the same time last year. However, merchandise margins are comparable to the prior year level. In our wholesale operations, we are continuing to experience growth in fuel volumes in our historical business as well as from the recent acquisition. Margins, so far, are slightly lower compared to the same time last year."

Holliger provided the following update on the Company's proposed merger with Western Refining Company, "We are pleased to announce that we have received the affirmative vote of more than a majority of our outstanding shares approving our merger with Western Refining Company. We believe the merger is an outstanding opportunity for our shareholders and are heartened by the overwhelming positive vote. In addition, we continue to believe that the merger will enhance opportunities for our employees as a result of being a part of a larger organization. We also believe that our customers and suppliers will be well served and benefit from the combined companies greater economies of scale and the resources needed for sustained success in our industry. Now that we received the approval of our shareholders, the only remaining hurdle to completing the merger is the Federal Trade Commission merger review process. On February 20, we and Western entered into an agreement with the FTC to provide them additional information that they have requested. We currently believe that these requests will be satisfied by the middle of March. We and Western also agreed with the FTC that we would not attempt to close the merger for thirty days following the providing of this information, which can be no earlier than April 13, 2007."

Giant's senior management will hold a conference call at 8:00 a.m. EST (6:00 a.m. MST) on February 28, 2007 to discuss this earnings release and provide an update on Company operations. The conference call will be broadcast live on the Company's website at www.giant.com.

Giant Industries, Inc., headquartered in Scottsdale, Arizona, is a refiner and marketer of petroleum products. Giant owns and operates one Virginia and two New Mexico crude oil refineries, a crude oil gathering pipeline system based in Farmington, New Mexico, which services the New Mexico refineries, finished products distribution terminals in Albuquerque, New Mexico and Flagstaff, Arizona, a fleet of crude oil and finished product truck transports, and a chain of retail service station/convenience stores in New Mexico, Colorado, and Arizona. Giant is also the parent Company of Phoenix Fuel Co., Inc., Dial Oil Co. and Empire Oil Co., all of which are wholesale petroleum products distributors. For more information, please visit Giant's website at www.giant.com.

This press release contains forward-looking statements that involve known and unknown risks and uncertainties. Forward-looking statements are identified by words or phrases such as "believes," "expects," "anticipates," "estimates," "should," "could," "plans," "intends," "will," variations of such words and phrases, and other similar expressions. While these forward-looking statements are made in good faith, and reflect the Company's current judgment regarding such matters, actual results could vary materially from the forward-looking statements. Important factors that could cause actual results to differ from forward-looking statements include, but are not limited to: the risk that the Ciniza diesel hydrotreater will not return to full operation by early April, the risk that our refining margins will not remain stronger than last year, the risk that our retail operations will not continue to experience growth in both fuel and merchandise sales on a comparable store basis, the risk that retail merchandise margins will not remain comparable to last year, the risk that our wholesale operations will not continue to experience growth in fuel volumes, the risk that the Western transaction will not provide the anticipated benefits, the risk that we will not be able to respond to the Federal Trade Commission on schedule or at all, the risk that the Federal Trade Commission will oppose the transaction or that other conditions to the transaction will not be satisfied, the risk that the transaction will not close on schedule or at all, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to the Company, or persons acting on behalf of the Company, are expressly qualified in their entirety by the foregoing. Forward-looking statements made by the Company represent its judgment on the dates such statements are made. The Company assumes no obligation to update any forward-looking statements to reflect new or changed events or circumstance.

                                 CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
                                                  (Unaudited)

-------------------------------------------------------------------------------------------------------------------
                                                            (In thousands except shares and per share data)
-------------------------------------------------------------------------------------------------------------------
                                                 Three Months Ended December 31,   Twelve Months Ended December 31,
-------------------------------------------------------------------------------------------------------------------
                                                        2006           2005               2006          2005
-------------------------------------------------------------------------------------------------------------------
Net revenues                                        $   999,312   $   920,938        $ 4,173,564    $ 3,581,246
Cost of products sold (excluding
  depreciation and amortization)                        897,534       798,110          3,776,923      3,093,191
-------------------------------------------------------------------------------------------------------------------
Operating expenses                                       64,229        56,750            232,848        205,639
Depreciation and amortization                            12,685         9,845             45,193         40,280
Selling, general and administrative expenses             13,474        10,100             49,521         45,173
Net loss/(gain) on disposal/write-down of assets          1,764           174                723          1,009
Gain from insurance settlement due to fire incident           -             -            (82,003)        (3,688)
-------------------------------------------------------------------------------------------------------------------
Operating income                                          9,626        45,959            150,359        199,642
Interest expense                                         (5,158)       (5,327)           (19,172)       (24,485)
Costs associated with early debt extinguishment               -             -                  -         (2,082)
Amortization of financing costs                            (399)         (399)            (1,597)        (2,797)
Investment and other income                                 717         1,831              4,555          2,799
-------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations
  before income taxes                                     4,786        42,064            134,145        173,077
Provision for income taxes                                2,966        15,369             51,394         69,146
-------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations                       1,820        26,695             82,751        103,931
Earnings from discontinued operations, net of
  income tax provision of $9                                  -             -                  -             15
Cumulative effect of change in accounting
  principal, net of income tax benefit of $46                 -           (68)                 -            (68)
-------------------------------------------------------------------------------------------------------------------
Net Earnings                                        $     1,820   $    26,627        $    82,751    $   103,878
===================================================================================================================
Net Earnings per common share:
  Basic
    Continuing operations                           $      0.12   $      1.84        $      5.67    $      7.71
    Discontinued operations                                   -             -                  -              -
    Cumulative effect of change in
      accounting principle                                    -         (0.01)                 -          (0.01)
-------------------------------------------------------------------------------------------------------------------
                                                    $      0.12   $      1.83        $      5.67    $      7.70
===================================================================================================================
  Assuming dilution
    Continuing operations                           $      0.12   $      1.83        $      5.64    $      7.63
    Discontinued operations                                   -             -                  -              -
    Cumulative effect of change in
      accounting principle                                    -         (0.01)                 -          (0.01)
-------------------------------------------------------------------------------------------------------------------
                                                    $      0.12   $      1.82        $      5.64    $      7.62
===================================================================================================================
Weighted average number of shares outstanding:
  Basic                                              14,603,365    14,518,874         14,597,074     13,485,702
  Assuming dilution                                  14,688,775    14,626,099         14,680,443     13,629,132
===================================================================================================================

                          CONDENSED CONSOLIDATED BALANCE SHEETS
                                     (Unaudited)

                                                                (In thousands)
-------------------------------------------------------------------------------------------
                                                  December 31, 2006      December 31, 2005
-------------------------------------------------------------------------------------------
Assets
Current assets                                         $   429,287            $   442,355
-------------------------------------------------------------------------------------------
Property, plant and equipment                              995,710                764,788
  Less accumulated depreciation and amortization          (327,460)              (297,962)
-------------------------------------------------------------------------------------------
                                                           668,250                466,826
Other assets                                                78,640                 75,291
-------------------------------------------------------------------------------------------
Total Assets                                           $ 1,176,177            $   984,472
===========================================================================================
Liabilities and Stockholders' Equity
Current liabilities                                    $   222,135            $   208,508
Long-term debt                                             325,387                274,864
Deferred income taxes                                      117,149                 76,834
Other liabilities                                           27,138                 24,430
Stockholders' equity                                       484,368                399,836
-------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity             $ 1,176,177            $   984,472
===========================================================================================

                                            OPERATING STATISTICS

                                            4 Qtr. 2006  3 Qtr. 2006  2 Qtr. 2006  1 Qtr. 2006  4 Qtr. 2005
-----------------------------------------------------------------------------------------------------------
Refining Group:
--------------
Four Corners Operations:
Crude Oil/NGL Throughput (BPD)                 25,878       26,572       28,658       29,122       29,033
Refinery Sourced Sales Barrels (BPD)           25,157       27,102       27,084       28,471       27,075
Avg. Crude Oil Costs ($/Bbl)                 $  60.18     $  70.50     $  67.86     $  62.30     $  60.21
Refining Margins ($/Bbl)                     $  11.68     $  18.31     $  21.97     $  10.84     $  16.64
Retail Fuel Volumes Sold as a % of
  Four Corners Refineries' Sourced
  Sales Barrels                                    54%          50%          47%          38%          37%
Yorktown Operations:
Crude Oil/NGL Throughput (BPD)                 68,818       70,751       60,396       37,589       41,685
Refinery Sourced Sales Barrels (BPD)           73,028       68,360       61,668       33,466       45,566
Avg. Crude Oil Costs ($/Bbl)                 $  57.57     $  68.92     $  68.36     $  59.02     $  57.72
Refining Margins ($/Bbl)                     $   5.19     $   3.81     $   6.65     $  (3.50)    $   9.61

Retail Group:(1)(2)
------------
Fuel Gallons Sold (000's)                      52,881       52,426       49,021       46,261       45,421
Fuel Margins ($/gal)                         $   0.17     $   0.25     $   0.17     $   0.15     $   0.29
Merchandise Sales ($ in 000's)               $ 39,835     $ 43,175     $ 40,972     $ 35,531     $ 36,828
Merchandise Margins                                28%          27%          27%          27%          28%
Number of Operating Units at End of Period        155          153          134          134          135

Wholesale Group: (3)
---------------
Fuel Gallons Sold (000's)                     155,654      150,278      149,231      140,748      141,328
Fuel Margins ($/gal)                         $   0.06     $   0.07     $   0.06     $   0.07     $   0.09
Lubricant Sales ($ in 000's)                 $ 19,833     $ 18,388     $ 15,770     $ 17,644     $ 14,789
Lubricant Margins                                  13%          14%          14%          13%          15%
-----------------------------------------------------------------------------------------------------------

Operating Income/(loss)(before
  corporate allocations) (in 000's)
-----------------------------------
Refining - Four Corners Operations           $  6,647     $ 24,572     $ 35,375     $ 11,233     $ 22,539
         - Yorktown Operations                  6,637         (802)      14,589      (30,805)      16,533
Retail(1)(2)                                    3,083        8,212        3,978        1,711        7,751
Wholesale(3)                                    3,901        5,202        3,527        4,175        5,109
Corporate                                      (8,878)      (8,784)      (8,392)      (6,102)      (5,800)
Net (loss)/gain on disposal/write-down
  of assets(4)                                 (1,764)      46,500       33,051        3,493         (174)
-----------------------------------------------------------------------------------------------------------
Total                                        $  9,626     $ 74,900     $ 82,128     $(16,295)    $ 45,958
===========================================================================================================

Capital expenditures (in 000's)
-------------------------------
Refining - Four Corners Operations(5)        $ 27,589     $ 25,168     $ 26,263     $  9,783     $  5,687
         - Yorktown Operations(6)              18,559       23,973       40,224       47,791       14,190
Retail                                          3,588        2,663          997          814        1,488
Wholesale                                       1,494          744        1,039        1,204          529
Corporate                                         172          395          398          105          375
-----------------------------------------------------------------------------------------------------------
Total                                        $ 51,402     $ 52,943     $ 68,921     $ 59,697     $ 22,269
===========================================================================================================

(1) Includes 12 convenience stores from Dial Oil Co ("Dial").
(2) Includes 21 convenience stores purchased from Amigo Petroleum Company ("Amigo") in August 2006.
(3) Includes Wholesale operations of Dial and Amigo.
(4) Includes insurance proceeds related to the Yorktown fire incident that occurred in November 2005.
(5) Includes disbursements related to the October 2006 Ciniza fire incident.
(6) Includes disbursements related to the November 2005 and September 2006 Yorktown fire incidents.

                                Selected Financial Data

                                                 December 31, 2006     December 31, 2005
-----------------------------------------------------------------------------------------
Working Capital (In Thousands)                        $ 207,152             $ 233,847
Current Ratio                                            1.93:1                2.12:1
Long-Term Debt As A Percent of Total Capital (8)           40.2%                 40.7%
Net Debt As A Percent of Total Net Capital (9)             38.8%                 21.7%
Book Value Per Share (10)                             $   33.08             $   27.36
Net cash provided by operating activities             $  27,830             $ 188,808
-----------------------------------------------------------------------------------------

(8)  Total Capital represents Long-Term Debt plus Total Stockholders' Equity.
(9)  Net Debt represents Long-Term Debt less Cash and cash equivalents. Total Net Capital represents Long-Term Debt less Cash and cash equivalents plus Total Stockholders' Equity.
(10) Book Value Per Share represents Total Stockholders' Equity divided by number of common shares outstanding.


        Share Price Data  (NYSE: GI)

                    High      Low    Close
-------------------------------------------
2006 4th Quarter   $81.45   $74.20   $74.95
2006 3rd Quarter   $82.30   $64.49   $81.20
2006 2nd Quarter   $76.97   $56.09   $66.55
2006 1st Quarter   $71.00   $52.44   $69.54
2005 4th Quarter   $60.50   $47.80   $51.96

RECONCILIATIONS TO AMOUNTS REPORTED UNDER GENERALLY ACCEPTED ACCOUNTING
PRINCIPLES

REFINING GROUP

Refining Margin

Refining margin is the difference between average net sales prices and average cost of products produced per refinery sourced sales barrel of refined product. Refining margins for each of our refineries and all of our refineries on a consolidated basis are calculated as shown below.

                                                         Three Months             Twelve Months
                                                      Ended December 31,        Ended December 31,
---------------------------------------------------------------------------------------------------
                                                       2006        2005         2006        2005
---------------------------------------------------------------------------------------------------
AVERAGE PER BARREL

Four Corners Operations
  Net sales                                         $   72.18   $   78.22   $    84.19   $    72.42
  Less cost of products                                 60.50       61.58        68.47        58.39
---------------------------------------------------------------------------------------------------
    Refining margin                                 $   11.68   $   16.64   $    15.72   $    14.03
===================================================================================================

Yorktown Operations
  Net sales                                         $   62.80   $   68.17   $    70.43   $    62.66
  Less cost of products                                 57.61       58.56        66.48        53.94
---------------------------------------------------------------------------------------------------
    Refining margin                                 $    5.19   $    9.61   $     3.95   $     8.72
===================================================================================================

Consolidated
  Net sales                                         $   65.20   $   71.92   $    74.73   $    65.71
  Less cost of products                                 58.35       56.68        67.10        55.33
---------------------------------------------------------------------------------------------------
    Refining margin                                 $    6.85   $   15.24   $     7.63   $    10.38
===================================================================================================

Reconciliations of refined product sales from produced products sold per barrel to net revenues

Four Corners Operations
  Average sales price per produced barrel sold      $   72.18   $   78.22   $    84.19   $    72.42
  Times refinery sourced sales barrels per day         25,157      27,075       26,945       28,516
  Times number of days in period                           92          92          365          365
---------------------------------------------------------------------------------------------------
    Refined product sales from produced
    products sold* (000's)                          $ 167,057   $ 194,838   $  828,002   $  753,772
===================================================================================================

Yorktown Operations
  Average sales price per produced barrel sold      $   62.80   $   68.17   $    70.43   $    62.66
  Times refinery sourced sales barrels per day         73,028      45,566       59,264       62,667
  Times number of days in period                           92          92          365          365
---------------------------------------------------------------------------------------------------
    Refined product sales from produced
    products sold* (000's)                          $ 421,927   $ 285,774   $1,523,497   $1,433,251
===================================================================================================

Consolidated (000's)
  Sum of refined product sales from
    produced products sold*                         $ 588,984   $ 480,612   $2,351,499   $2,187,023
  Purchased product, transportation and
    other revenues                                    132,868     120,306      523,161      266,484
---------------------------------------------------------------------------------------------------
    Net revenue                                     $ 721,852   $ 600,918   $2,874,660   $2,453,507
===================================================================================================
*Includes inter-segment net revenues.

                                                         Three Months             Twelve Months
                                                      Ended December 31,        Ended December 31,
---------------------------------------------------------------------------------------------------
                                                       2006        2005         2006        2005
---------------------------------------------------------------------------------------------------
Reconciliation of average cost of products
per produced per barrel sold to total cost
of products sold (excluding depreciation
and amortization)

Four Corners Operations
  Average cost of products per produced
    barrel sold                                     $   60.50   $   61.58   $    68.47   $    58.39
  Times refinery sourced sales barrels per day         25,157      27,075       26,945       28,516
  Times number of days in period                           92          92          365          365
---------------------------------------------------------------------------------------------------
    Cost of products for produced products
    sold (000's)                                    $ 140,024   $ 153,389   $  673,397   $  607,743
===================================================================================================

Yorktown Operations
  Average cost of products per produced
  barrel sold                                       $   57.61   $   58.56   $    66.48   $    53.94
  Times refinery sourced sales barrels per day         73,028      45,566       59,264       62,667
  Times number of days in period                           92          92          365          365
---------------------------------------------------------------------------------------------------
    Cost of products for produced products
    sold (000's)                                    $ 387,057   $ 245,488   $1,438,053   $1,233,794
===================================================================================================

Consolidated
  Sum of refined cost of produced products sold     $ 527,081   $ 398,877   $2,111,450   $1,841,537
  Purchased product, transportation and other
  cost of products sold                               125,138     114,554      491,733      236,363
---------------------------------------------------------------------------------------------------
    Total cost of products sold (excluding
    depreciation and amortization)                  $ 652,219   $ 513,431   $2,603,183   $2,077,900
===================================================================================================

RETAIL GROUP(1)(2)

Fuel Margin

Fuel margin is the difference between fuel sales less cost of fuel sales divided by number of gallons sold.

                                                         Three Months            Twelve Months
                                                      Ended December 31,       Ended December 31,
-----------------------------------------------------------------------------------------------------
                                                       2006        2005          2006        2005
-----------------------------------------------------------------------------------------------------
(in 000's except fuel margin per gallon)

Fuel sales                                          $  123,578   $  114,277   $  526,623   $  408,687
Less cost of fuel sold                                 114,385      100,937      489,345      374,071
-----------------------------------------------------------------------------------------------------
Fuel margin                                         $    9,193   $   13,340   $   37,278   $   34,616
Number of gallons sold                                  52,881       45,421      200,590      174,510
Fuel margin per gallon                              $     0.17   $     0.29   $     0.19   $     0.20

Reconciliation of fuel sales to net
revenues (000's)

Fuel sales                                          $  123,578   $  114,277   $  526,623   $  408,687
Excise taxes included in sales                         (21,153)     (16,665)     (74,178)     (62,671)
-----------------------------------------------------------------------------------------------------
Fuel sales, net of excise taxes                        102,425       97,612      452,445      346,016
Merchandise sales                                       39,835       36,828      159,513      144,968
Other sales                                              5,737        5,024       20,809       17,133
-----------------------------------------------------------------------------------------------------
Net revenues                                        $  147,997   $  139,464   $  632,767   $  508,117
=====================================================================================================

Reconciliation of fuel cost of products sold to total cost of products sold (excluding depreciation and amortization) (000's)

Fuel cost of products sold                          $  114,385   $  100,937   $  489,345   $  374,071
Excise taxes included in cost of products sold         (21,153)     (16,665)     (74,178)     (62,671)
-----------------------------------------------------------------------------------------------------
Fuel cost of products sold, net of excise taxes         93,232       84,272      415,167      311,400
Merchandise cost of products sold                       28,874       26,574      115,723      105,391
Other cost of products sold                              4,459        3,971       16,046       13,466
-----------------------------------------------------------------------------------------------------
Total cost of products sold (excluding
  depreciation and amortization)                    $  126,565   $  114,817   $  546,936   $  430,257
=====================================================================================================

(1) Includes 12 retail stores acquired in the Dial transaction on July 12, 2005.
(2) Includes 21 operating stores acquired from Amigo in August 2006.

WHOLESALE GROUP(1)(2)

Fuel Margin

Fuel margin is the difference between fuel sales less cost of fuel sales divided by number of gallons sold.

                                                         Three Months            Twelve Months
                                                      Ended December 31,       Ended December 31,
-----------------------------------------------------------------------------------------------------
                                                       2006        2005          2006        2005
-----------------------------------------------------------------------------------------------------
(in 000's except fuel margin per gallon)

Fuel sales                                          $  334,849   $  319,217   $1,410,604   $1,118,796
Less cost of fuel sold                                 324,914      307,046    1,372,318    1,080,618
-----------------------------------------------------------------------------------------------------
Fuel margin                                         $    9,935   $   12,171   $   38,286   $   38,178
Number of gallons sold                                 155,654      141,328      595,910      520,664
Fuel margin per gallon                              $     0.06   $     0.09   $     0.06   $     0.07

Reconciliation of fuel sales to net
revenues (000's)

Fuel sales                                          $  334,849   $  319,217   $1,410,604   $1,118,796
Excise taxes included in sales                         (49,135)     (43,277)    (192,798)    (162,780)
-----------------------------------------------------------------------------------------------------
Fuel sales, net of excise taxes                        285,714      275,940    1,217,806      956,016
Lubricant sales                                         19,833       14,789       71,635       46,309
Other sales                                              4,117          583       14,199        5,087
-----------------------------------------------------------------------------------------------------
Net revenues                                        $  309,664   $  291,312   $1,303,640   $1,007,412
=====================================================================================================

Reconciliation of fuel cost of products sold to total cost of products sold (excluding depreciation and amortization) (000's)

Fuel cost of products sold                          $  324,914   $  307,046   $1,372,318   $1,080,618
Excise taxes included in cost of products sold         (49,135)     (43,277)    (192,798)    (162,780)
-----------------------------------------------------------------------------------------------------
Fuel cost of products sold, net of excise taxes        275,779      263,769    1,179,520      917,838
Lubricant cost of products sold                         17,165       12,635       61,912       38,962
Other cost of products sold                              1,613          125        5,247        1,308
-----------------------------------------------------------------------------------------------------
Total cost of products sold (excluding
  depreciation and amortization)                    $  294,557   $  276,529   $1,246,679   $  958,108
=====================================================================================================

(1) Includes Phoenix Fuel and Wholesale operations of Dial and Amigo that were acquired in July 2005 and August 2006, respectively.
(2) Dial presents sales and cost of sales, net of excise taxes.

CONSOLIDATED

                                                         Three Months            Twelve Months
                                                      Ended December 31,       Ended December 31,
-----------------------------------------------------------------------------------------------------
                                                       2006        2005          2006        2005
-----------------------------------------------------------------------------------------------------
Reconciliation to net revenues reported
in Condensed Consolidated Statement of
Operations (000's)

Net revenues - Refinery Group                       $  721,852   $  600,918   $2,874,660   $2,453,507
Net revenues - Retail Group                            147,997      139,464      632,767      508,117
Net revenues - Wholesale Group                         309,664      291,312    1,303,640    1,007,412
Net revenues - Other                                        72           77          296          455
Eliminations                                          (180,273)    (110,833)    (637,799)    (388,245)
-----------------------------------------------------------------------------------------------------
Total net revenues reported in Condensed
  Consolidated Statement of Earnings                $  999,312   $  920,938   $4,173,564   $3,581,246
=====================================================================================================

Reconciliation to cost of products sold
(excluding depreciation and amortization) in Condensed Consolidated Statement of
Operations (000's)

Cost of products sold - Refinery Group
  (excluding depreciation and amortization)         $  652,219   $  513,431   $2,603,183   $2,077,900
Cost of products sold - Retail Group
  (excluding depreciation and amortization)            126,565      114,817      546,936      430,257
Cost of products sold - Wholesale Group
  (excluding depreciation and amortization)            294,557      276,529    1,246,679      958,108
Eliminations                                          (180,273)    (110,833)    (637,799)    (388,245)
Other                                                    4,466        4,166       17,924       15,171
-----------------------------------------------------------------------------------------------------
Total cost of products sold (excluding
  depreciation and amortization) reported in
  Condensed Consolidated Statement of Operations    $  897,534   $  798,110   $3,776,923   $3,093,191
=====================================================================================================

Our refining margin per barrel is calculated by subtracting cost of products from net sales and dividing the result by the number of barrels sold for the period. Our fuel margin per gallon is calculated by subtracting cost of fuel sold from fuel sales and dividing the result by the number of gallons sold for the period. We use refining margin per barrel and fuel margin per gallon to evaluate performance, and allocate resources. These measures may not be comparable to similarly titled measures used by other companies. Investors and analysts use these financial measures to help analyze and compare companies in the industry on the basis of operating performance. These financial measures should not be considered as alternatives to segment operating income, revenues, costs of sales and operating expenses or any other measure of financial performance presented in accordance with accounting principles generally accepted in the United States of America.